Exhibit 99.1

Investor Presentation Second Quarter 2015

Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integrations, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Forward Looking Statements and Non GAAP Measures

South State Corporation: SSB Assets - $8.1 Billion Largest Bank Holding Company Headquartered in South Carolina Loans - $5.8 Billion Deposits - $6.7 Billion

Market Performance Since 2009 See endnotes (1) 183.9% 97.8% (7.1%) 213.1%

How We Operate the Company

Path to $5.00 Phase II - Efficiencies Focus on Organic Loan Growth M&A Strategy Strategic Focus

Banking Landscape 325 Banks across GA, NC, and SC Distribution of Banks 266 198 61 66 As of 6/30/2015 < $500 mm $500mm - $1.0 bn $1.0 bn - $5.0 bn > $5 bn 6 26 27

Record Operating Earnings of $26.3 million $1.09 per diluted share Operating Return on Average Assets 1.32% Operating Return on Average Tangible Equity 16.9% Cash dividend of $0.25 per common share Net Income of $24.9 million, $1.03 per diluted share 2nd Quarter 2015 Highlights

2nd Quarter 2015 Highlights Net Loan Growth – 6% Annualized Strong Non-Acquired Loan Growth - $202 million, 22% annualized Outpaced Acquired run-off by $84 million Strong Non-Interest Bearing DDA Growth Increased $88 million – 20% annualized Continued Asset Quality improvement NPA’s 0.81% Non-Acquired Net Charge-offs 0.12% Acquired non-credit impaired Charge-offs 0.18%

2nd Quarter 2015 Highlights Margin down 3 bp to 4.75% Yield on earning assets decline mostly offset by cost of funds decline Non Interest Income : $ 30.1 million vs. $26.5 million linked quarter Fees on Deposit Accounts $ 17.7 Mortgage Banking $ 7.1 Wealth Management $ 5.1 Amortization of $(2.0) FDIC Indemnification Asset

Branch Purchase Transaction Rationale Entrance into 6 new markets Meaningful in-market expansion Strong core deposit funding Strategic Rationale Immediately EPS accretive Low cost funding Mid-single digit accretive in 2016 Internal Rate of Return ~ 30% Attractive Financial Returns Maintain strong pro forma capital levels Leverage existing management Average branch age ~ 45 years Low Risk

Capital See endnotes (2)

Operating Earnings Per Share See Endnotes (3)

Net Interest Margin See Endnotes (4) In Millions

Efficiency Ratio

Common Stock Dividends See endnotes (6) $0.47 $0.72

Loan Portfolio Mix In Millions $2,617 $2,841 $3,613 $5,687 $5,723 See endnotes (7) $5,789

Total Loans by Type Linked Quarter Organic Growth C & I: 40% Cons Non RE: 29% Cons Owner Occ: 25% Comml Owner Occ: 22% Total Loans $5,789

Total Loans by Market Linked Quarter Organic Growth Georgia 54% Charleston 47% Upstate SC 16% Coastal 11%

Wealth Management Solid Foundation 850+ Relationships 19,000+ Retail Investment A/C 90+ Team members See endnotes (8) YTD $4,036 $3,828 $3,406 $1,620 2015 2014 2013 2012 Assets Under Management (Care) in millions $9,985 $18,344 $12,661 $6,360 2Q15 2014 2013 2012 Total Revenue in thousands

Solid Foundation Mortgage Market Share - #4 in SC Retail Mortgage: 65 originators Exit Wholesale Mortgage on Oct 1st Portfolio Servicing: $2.4 Billion – outsourcing by year-end Mortgage $733 $1,195 $1,310 $2,198 2Q15 2014 2013 2012 Mortgage Production in millions YTD $13,715 $16,170 $9,149 $12,545 2Q15 2014 2013 2012 Mortgage Banking Income in thousands YTD

Supplemental

Loan Portfolio Mix - 2Q 2015 $2,001 $5,789 In Millions 13%

Core Deposit Mix Online Banking ~ 173,000 users Mobile Deposits (monthly) ~ 21,000 transactions Number of Accounts Interest Bearing $1,489 Non - Interest Bearing $1,918 Account Balance in Millions Interest Bearing 31% Non - Interest Bearing 69%

Bank Investment Portfolio Mix See endnotes (9) Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.65% Weighted Average Life 3.58 Modified Duration 3.26 Total Carrying Value $847.4 Million Total Investments Short-Term $ 437.5 Fixed Income 847.4 Equity Securities 13.0 Total $ 1,697.9

Revenue Diversification See endnotes (10) 2Q14 3Q14 4Q14 1Q15 2Q15 77% 77% 76% 75% 73% 23% 23% 24% 25% 27% Net Interest Income

M&A History and Asset Growth 2011 $3.9 bn 2014 $7.9 bn Community Bank & Trust $1.0 Bn Jan 29, 2010 Habersham Bank $360 MM Feb 18, 2011 BankMeridian, National Association $234 MM Jul 29, 2011 First Financial Holdings, Inc. $3.2 Bn July 26, 2013 2010 2013 Peoples Bancorporation $546 MM Apr 24,2012 Savannah Bancorp, Inc $950 MM Dec 13,2012 2012 2015 $2.7 bn 2009 $3.6 bn $5.1bn $7.8 bn $8.5 bn Bank of America Branch Acquisition $441 MM August 21, 2015 Projected

Market Share See endnotes (11)

1 Wells Fargo 19.8 2 Bank of America 13.0 3 BB&T 10.4 4 First Citizens 9.4 5 South State Bank 7.6 6 TD Bank 5.0 7 Synovus 3.7 8 SunTrust 3.1 9 United Community 1.4 10 Carolina Financial 1.2 Total $69.9 Billion 100% See endnotes (11) South Carolina Market Share # 1 in Tire Manufacturing Successful implementation of Inland Port 1,200+ International firms have facilities in SC

South Carolina Market Share Charleston MSA Columbia MSA Greenville MSA 1 Wells Fargo 23.0 2 South State Bank 15.2 3 Bank of America 13.8 4 First Citizens 6.7 5 Synovus 6.1 6 BB&T 5.8 7 Carolina Financial 5.2 8 Southcoast Financial 3.3 9 Bank of SC 3.2 10 BNC Bancorp 2.9 Total $10.3 Billion 100% 1 Wells Fargo 30.6 2 Bank of America 24.8 3 BB&T 13.3 4 First Citizens 10.0 5 Synovus 5.1 6 TD Bank 3.7 7 First Community 2.7 8 South State Bank 2.5 9 First Palmetto 1.2 10 Southern First 1.0 Total $16.2 Billion 100% 1 Wells Fargo 17.2 2 Bank of America 12.9 3 BB&T 11.7 4 TD Bank 9.7 5 SunTrust 6.2 6 South State Bank 5.4 7 First Citizens 5.3 8 United Community 4.5 9 Southern First 3.9 10 Travelers Rest 3.3 Total $13.8 Billion 100% See endnotes (11)

South Carolina Market Share Hilton Head MSA Orangeburg MSA Georgetown MSA 1 Wells Fargo 18.2 2 South State Bank 16.5 3 Bank of America 10.2 4 CoastalSouth 9.1 5 BB&T 7.4 Total $3.5 Billion 100% 1 South State Bank 49.2 2 First Citizens 25.3 3 FMB of SC 8.8 4 BB&T 7.2 5 First National 5.0 Total $897 million 100% 1 Wells Fargo 16.5 2 TD Bank 14.8 3 South State Bank 14.3 4 BB&T 11.8 5 Bank of America 10.0 Total $1.2 Billion 100% See endnotes (11) Florence MSA Greenwood MSA Sumter MSA 1 Wells Fargo 24.9 2 South State Bank 14.7 3 First Citizens 12.6 4 BB&T 10.3 5 CTB 7.8 Total $2.7 Billion 100% 1 Countybank 21.0 2 Park Sterling 17.6 3 Wells Fargo 17.2 4 First Citizens 12.9 6 South State Bank 11.5 Total $1.1 Billion 100% 1 Synovus 30.8 2 Wells Fargo 21.0 3 First Citizens 16.9 4 BB&T 16.4 5 South State Bank 7.8 Total $840 Million 100%

Georgia Market Share Savannah MSA 1 South State Bank 43.3 2 United Community 22.1 3 Southern B&T 11.4 4 Regions Bank 10.3 5 Certus Bank 6.9 Total $767 million 100% See endnotes (11) 1 SunTrust 22.8 2 Wells Fargo 21.5 3 Bank of America 12.5 4 South State Bank 9.6 5 Ameris Bank 7.0 6 BB&T 6.6 7 FCB Financial 5.6 8 Synovous 3.7 9 Renasant 2.4 10 Putnam-Greene 1.8 Total $5.7 Billion 100% 1 Wells Fargo 14.0 2 Synovus 12.0 3 SunTrust 11.9 4 BB&T 10.4 8 South State Bank 1.6 Total $6.2 Billion 100% Cornelia MSA Athens-Gainesville MSA

North Carolina Market Share Charlotte MSA Wilmington MSA 1 Wells Fargo 22.3 2 BB&T 16.4 3 First Citizens 13.8 4 Live Oak Bank 9.6 5 Bank of America 9.4 6 PNC 6.7 7 SunTrust 4.4 8 South State Bank 3.2 9 First Bancorp 3.2 10 TD Bank 3.0 Total $4.4 Billion 100% See endnotes (11) 1 Bank of America 71.8 2 Wells Fargo 18.8 3 BB&T 2.8 4 Fifth Third 1.0 5 First Citizens 1.0 6 SunTrust 0.7 7 Park Sterling 0.5 8 Yadkin Bank 0.3 9 Bank of NC 0.3 10 South State Bank 0.3 Total $201 Billion 100%

Demographic Highlights See endnotes (12) 3.52% 5.00% 4.93% 4.51% US SC NC GA State Population Growth - Projected Change 2015 - 2020 3.52% 5.04% 5.31% 6.22% 6.59% 6.84% 8.21% 8.40% 8.89% US Greenville Columbia Savannah Charlotte Wilmington Hilton Head Charleston Myrtle Beach MSA Population Growth - Projected Change 2015 - 2020

Select MSA Markets Market Rank Deposit Market Share (%) Projected Population Change 2015-2020 (%) Orangeburg, SC 1 49.2 (0.35) Charleston-North Charleston, SC 2 15.2 8.40 Hilton Head Island-Bluffton-Beaufort, SC 2 16.5 8.21 Florence, SC 2 14.7 1.90 Savannah, GA 4 9.6 6.22 Sumter, SC 5 7.8 2.22 Greenville-Anderson-Mauldin, SC 6 5.4 5.04 Myrtle Beach-Conway-North Myrtle Beach, SC-NC 6 5.2 8.89 Columbia, SC 8 2.5 5.31 Wilmington, NC 8 3.2 6.84 Charlotte-Concord-Gastonia, NC-SC 10 0.3 6.59 Gainesville, GA 12 2.8 6.11 Athens-Clarke County, GA 17 0.55 4.37 See endnotes (13) All South State Bank MSA’s (Weighted Average) 5.13

Wilmington SOUTH CAROLINA Georgetown Myrtle Beach Charleston Savannah Hilton Head Island Atlanta Athens Gainesville Greenville Columbia Florence GEORGIA NORTH CAROLINA Population Growth Projected Change 2015-2020 Economic Highlights Greenwood 3.52% 5.13% US South State MSA's

Unemployment Data See endnotes (14) 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Jul-02 Jul-03 Jul-04 Jul-05 Jul-06 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 National North Carolina South Carolina Georgia 6.4% 6.0% 5.9% 5.3%

South Carolina Real Estate Markets Number of Residential Homes, Condos & Villas Sold Median Price of Residential Homes (in Thousands) Average Days on the Market (DOM) Jul-14 YTD Jul-15 YTD % Change Jul-14 YTD Jul-15 YTD % Change Jul-14 YTD Jul-15 YTD % Change Beaufort 873 956 9.5% $186 $200 7.4% 178 170 -4.5% Charleston Trident 8,069 9,667 19.8 218 227 4.4 83 65 -21.7 Coastal Carolinas 5,952 6,763 13.6 151 160 5.9 162 157 -3.1 Greater Columbia 5,472 6,591 20.4 148 150 1.7 85 77 -9.4 Greater Greenville 5,688 6,826 20.0 158 170 7.6 85 77 -9.4 Greater Pee Dee 1,010 1,118 10.7 118 130 10.6 107 133 24.3 Western Upstate 2,154 2,554 18.6 136 149 10.0 110 107 -2.7 Hilton Head Area 2,063 2,365 14.6 253 273 8.1 107 112 4.7 Piedmont Regional 1,688 1,748 3.6 148 159 7.7 139 127 -8.6 State Totals 37,173 43,450 16.9% $161 $171 6.3% 116 109 -6.0% See endnotes (15)

Median Household Income See endnotes (16)

Analyst Recommendations Analyst Second Quarter 2015 Recommendation Keefe, Bruyette & Woods OUTPERFORM SunTrust Robinson Humphrey BUY FIG Partners MARKET-PERFORM Sandler O’Neill HOLD

# Endnotes

1. Source: SNL Financial. Pricing performance show from 12/31/09 -8/10/15. Peers include all major exchange traded banks headquartered in North or South Carolina with total assets between $500 million and $10.0 billion. Georgia peers include all major exchange traded banks headquartered in Georgia with total assets between $500 million and $10.0 billion; excludes merger targets. Total return includes distribution of dividends.
2. Source: SNL Financial and Company filings. SSB and KRX Medians of 6/30/2015. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. SSB credit quality ratios exclude acquired loans.
3. Excludes Merger Expenses & Securities (Gains) Losses. 2011 also excludes FDIC acquisition gains
4. Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance
5. Efficiency ratio = NIE / Net Interest Income + Non Interest Income less securities gain/(loss). Operating efficiency ratio (exc'l) = same as above except excludes merger cost from NIE
6. Dividend paid for 156 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually. 3Q 2015 dividend declared 7/23/2015, with a record date of 08/14/2015, and payable 8/21/2015.
7. Acquired loans are net of purchase accounting adjustments.
8. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions
9. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries.
10. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB.
11. Source: SNL deposit data as of June 30, 2014
12. Source: SNL Financial, Demographic Data pulled on 8/10/2015
13. Source: SNL Financial
14. Source: U.S. Department of Labor
15. Source: Rates from S.C. Realtors MLS Stats
16. Source: SNL, Projected 2015

41 SOUTH STATE CORPORATION

Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

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